UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

100 Field Drive

Lake Forest, Illinois  60045

(Address of principal executive offices)(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 Field Drive

Lake Forest, Illinois 60045

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

Class I Shares (FVILX)

Class N Shares (FVALX)

Class R Shares (FVRLX)

 ANNUAL REPORT

MARCH 31, 2017

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

MANAGERS COMMENTARY

MARCH 31, 2017 (UNAUDITED)

Dear Fellow Shareholder:

Fiscal 2017 proved to be a challenging year for the Forester Value Fund.  The fund’s equities, coming off five years of very strong performance (+96.26% vs. +72.96% for the S&P 500 and +62.71% for the Russell 1000 Value Index) failed to keep pace with the indices in fiscal 2017. The fund’s equities returned +3.75%, compared to +17.11% for the S&P 500 index and +19.21% for the Russell 1000 Value Index. Most of the underperformance can be attributed to the consumer sectors.  As a value fund, we tend to invest in turnaround names.  But over the past year it was the positive momentum names that carried the day, such as Amazon, Home Depot, Nike and Starbucks.  The performance of the individual names owned by the fund is discussed in more detail below.

The cost of the put options and the allocation to cash also weighed significantly on the overall fund’s return. The Forester Value Fund’s N-share returned -8.92%, the I-share, -8.68% and the R-share, -9.14%. The fund is classified in Morningstar’s Long/Short Equity category, which saw a +6.35% return during the fiscal year.  Although the fund’s put options and allocation to cash were a drag on returns in the past year, we still believe that a defensive positioning is warranted.  Below we explain why.

The 2016 presidential election sparked a rally in the equity market, driven by expectations for a $1 trillion infrastructure spending program, significant tax reform and a wide-ranging reduction of business-constricting regulations. Consumer, business and investor optimism soared, driving the soft data index higher, and the stock market along with it.  However, it has proven quite difficult to get these initiatives passed and implemented. To date there has been no improvement in the hard economic data.

Soft data (sentiment surveys) vs. Hard data (economic statistics)

Source: Zero Hedge

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

It remains to be seen how this discrepancy will resolve itself. Will the hard data start to accelerate, or will the soft data collapse? The Citi Economic Surprise Index measures hard data surprises relative to market expectations. It shows that lately the data has been very disappointing.  This does not bode well for the optimism currently in the stock market.

S&P 500 vs. US Citi Economic Surprise Index

S&P500 vs US CESI

60
40
20
0
-20
-40
-60
2400
2300
2200
2100
2000
1900
1800
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
US CESI
S&P500 (rhs)

Source: Bloomberg

Lofty expectations are particularly problematic when valuations are high. Market valuations have steadily increased since the financial crisis and are now nearing levels not seen since the dot-com bubble of the late 1990s.

S&P 500 Price to Sales Ratio

As of March 31, 2017

S&P 500 Price to Sales Ratio
2.5
2.3
2.1
1.9
1.7
1.5
1.3
1.1
0.9
0.7
0.5
1/1/1990
10/1/1990
7/1/1991
4/1/1992
1/1/1993
10/1/1993
7/1/1994
4/1/1995
1/1/1996
10/1/1996
7/1/1997
4/1/1998
1/1/1999
10/1/1999
7/1/2000
4/1/2001
1/1/2002
10/1/2002
7/1/2003
4/1/2004
1/1/2005
10/1/2005
7/1/2006
4/1/2007
1/1/2008
10/1/2008
7/1/2009
4/1/2010
1/1/2011
10/1/2011
7/1/2012
4/1/2013
1/1/2014
10/1/2014
7/1/2015
4/1/2016
1/1/2017
Price/Sales
Average
1 St. Dev
2 St. Dev

Source: Bloomberg, DoubleLine

THE FORESTER VALUE FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

STOCK PERFORMANCE

As mentioned above, the fund’s equities had a challenging year, returning +3.75% in the 12 months ended March 31, 2017. The drivers were US Bancorp (+29.94%) and UnitedHealth Group (+29.40%) on the upside and JC Penney (-49.10%), and Target (-30.68%) on the downside.

The bank stocks, including US Bancorp, performed particularly well after the election as long-term interest rates increased. Higher long-term rates boost bank profits as they allow banks to lend at higher interest rates.  In addition, there has been a lot of talk in Washington DC about reducing bank regulations, which should also boost bank profitability.

UnitedHealth Group’s insurance business is performing well with medical cost trends coming in at the low end of expectations.  Their non-insurance health services business is experiencing rapid growth and margin improvements as they reap the benefits from large investments over the past several years.

The turnaround at JC Penney continues to progress as customers return to the stores, same-store sales increase and margins improve.  However, strong secular forces (e-commerce, declining mall traffic) have been significant headwinds. Over the recent holiday season it became clear that the secular pressures were intensifying, and we opted to sell the shares.

Like most bricks and mortar retailers, Target shares had a challenging year.  In addition to the secular shift to e-commerce, Target also faced pressure as their most direct competitor, Wal-Mart, aggressively cut prices and invested in store staff to improve the shopping experience in their stores.  Given these intensifying headwinds, we opted to sell the shares.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

 Sincerely,

Thomas H. Forester, President

THE FORESTER VALUE FUND-CLASS I

PERFORMANCE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

  AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2017 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class I	-8.68%	-0.90%	2.03%	$ 29,258
S&P 500 Stock Index	17.15%	13.29%	14.85%	$ 73,816

* The chart assumes an initial gross investment of $25,000 made on 6/8/09 for Class I (Class I inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND-CLASS N

PERFORMANCE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2017 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class N	-8.92%	-1.13%	1.12%	3.19%	$ 17,347
S&P 500 Stock Index	17.15%	13.29%	7.51%	5.23%	$ 24,489

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class N, and the S&P 500 Index.
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Class N
S&P 500

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N (Class N inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND-CLASS R

PERFORMANCE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2017 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Forester Value Fund Class R	-9.14%	-1.22%	-0.73%	$ 9,550
S&P 500 Stock Index	17.15%	13.29%	11.93%	$ 20,247

Comparison of the Change in Value of a $10,000 Investment in the Forester Value Fund's Class R, and the S&P 500 Index.
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
S&P 500
Class R

* The chart assumes an initial gross investment of $10,000 made on 12/28/10 for Class R (Class R inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Health Care
13.02%
Industrial Goods
7.21%
Limited Partnership
2.71%
Options
0.60%
Technology
8.04%
Telecommunications
1.64%
Utilities
3.52%
Money Market Fund
8.72%
U.S. Government
Obligations
13.10%
Consumer Discretionary
9.20%
Consumer Staples
10.57%
Energy
4.76%
Financial Services
16.91%

Sectors are categorized using Global Industry Classification Standard (GICS).

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

Shares		Value

COMMON STOCKS - 74.94%

Consumer Discretionary - 9.21%
2,900	AutoZone, Inc. *	$ 2,096,845
44,404	Newell Brands, Inc.	2,094,537
13,050	Target Corp.	720,229
		4,911,611
Consumer Staples - 10.58%
26,800	ConAgra Foods, Inc.	1,081,112
24,580	CVS Health Corp.	1,929,530
35,400	The Kroger Co.	1,043,946
25,700	Tyson Foods, Inc. Class A	1,585,947
		5,640,535
Energy - 4.77%
33,500	BP Plc.	1,156,420
27,800	Conocophillips	1,386,386
		2,542,806
Financial Services - 16.92%
29,740	Allstate Corp.	2,423,513
18,730	Aon Corp. (United Kingdom)	2,223,064
18,920	Travelers Companies, Inc.	2,280,617
40,760	US Bancorp, Inc.	2,099,140
		9,026,334
Health Care - 13.03%
19,500	Johnson & Johnson	2,428,725
64,454	Pfizer, Inc.	2,204,971
14,130	UnitedHealth Group, Inc.	2,317,461
		6,951,157
Industrial Goods - 7.21%
8,500	Fedex Corp.	1,658,775
17,520	Honeywell International, Inc.	2,187,722
		3,846,497
Technology - 8.05%
33,500	Microsoft Corp.	2,206,310
46,740	Oracle Corp.	2,085,071
		4,291,381
Telecommunications - 1.64%
21,050	AT&T, Inc.	874,628

Utilities - 3.53%
37,800	Southern Co.	1,881,684

TOTAL FOR COMMON STOCKS (Cost $20,041,919) - 74.94%		39,966,633

* Non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares		Value

LIMITED PARTNERSHIP - 2.71%
33,100	Spectra Energy Partners, LP	$ 1,445,146

TOTAL FOR LIMITED PARTNERSHIP (Cost $1,205,247) - 2.71%		1,445,146

PUT OPTIONS PURCHASED - 0.60%

Shares Subject to Put	Underlying Security Expiration Date/Exercise Price	Value

	S&P 500 Index
20,000	5/19/2017 Put @ $2,200.00	134,000

	S&P 500 Index
20,000	5/19/2017 Put @ $2,240.00	185,000

TOTAL FOR PUT OPTIONS PURCHASED (Premiums Paid $598,900) - 0.60%		319,000

U.S. GOVERNMENT OBLIGATION - 13.11%

Par Value		Value

7,000,000	U.S. Government Treasury Bill, 05/25/2017, 0.00%	6,992,755

TOTAL FOR U.S. GOVERNMENT OBLIGATION (Cost $6,993,885) - 13.11%		6,992,755

Shares		Value

MONEY MARKET FUND - 8.73%
4,657,590	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - 0.59% **	4,657,590

TOTAL FOR MONEY MARKET FUND (Cost $4,657,590) - 8.73%		4,657,590

TOTAL INVESTMENTS (Cost $33,497,541) - 100.09%		53,381,124

OTHER LIABILITIES LESS ASSETS, NET - (0.09)%		(48,977)

NET ASSETS - 100.00%		$ 53,332,147

** Variable rate security; the coupon rate shown represents the yield at March 31, 2017.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

Assets:
Investments in Securities, at Value (Cost $33,497,541)	$ 53,381,124
Cash	1,000
Receivables:
Shareholder Subscriptions	1,436
Dividends and Interest	28,253
Total Assets	53,411,813
Liabilities:
Shareholder Redemptions	27,191
Due to Advisor	41,869
Administrative Fees	4,918
Distribution Fees	5,688
Total Liabilities	79,666
Net Assets	$ 53,332,147

Net Assets Consist of:
Paid In Capital	$ 48,847,720
Accumulated Undistributed Net Investment Income	26,869
Accumulated Realized Loss on Investments	(15,426,025)
Unrealized Appreciation in Value of Investments	19,883,583
Net Assets	$ 53,332,147

Class I Shares:
Net Assets	$ 29,594,387
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	2,604,785
Net asset value, offering price, and redemption price per share	$ 11.36

Class N Shares:
Net Assets	$ 22,250,644
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	2,000,357
Net asset value, offering price, and redemption price per share	$ 11.12

Class R Shares:
Net Assets	$ 1,487,116
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	130,171
Net asset value, offering price, and redemption price per share	$ 11.42

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2017

Investment Income:
Dividends	$ 1,269,376
Interest	81,642
Total Investment Income	1,351,018

Expenses:
Advisory Fees	732,899
Distribution (12b-1) Fees	88,857
Administration Fees	85,722
Total Expenses	907,478

Net Investment Income	443,540

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	14,885,076
Options	(9,967,870)
4,917,206
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(14,026,138)
Options	782,340
(13,243,798)

Net Realized and Unrealized Loss on Investments and Options	(8,326,592)

Net Decrease in Net Assets Resulting from Operations	$ (7,883,052)

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	3/31/2017	3/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 443,540	$ 524,319
Net Realized Gain on Investments and Options	4,917,206	6,818,014
Unrealized Depreciation on Investments and Options	(13,243,798)	(9,932,008)
Net Decrease in Net Assets Resulting from Operations	(7,883,052)	(2,589,675)

Distributions to Shareholders:
Net Investment Income:
Class I Shares	(354,008)	(395,030)
Class N Shares	(120,994)	(146,221)
Class R Shares	(1,432)	(5,948)
Total Distributions Paid to Shareholders	(476,434)	(547,199)

Capital Share Transactions	(40,887,673)	(23,142,057)

Total Decrease	(49,247,159)	(26,278,931)

Net Assets:
Beginning of Year	102,579,306	128,858,237

End of Year (Including Undistributed Net Investment Income of $26,869 and $59,763, respectively)
	$ 53,332,147	$102,579,306

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS I

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	3/31/2017	3/31/2016	3/31/2015	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Year	$ 12.57	$ 12.86	$ 12.77	$ 12.33	$ 12.42

Income From Investment Operations:
Net Investment Income *	0.10	0.07	0.08	0.11	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.19)	(0.28)	0.07	0.45	(0.07)
Total from Investment Operations	(1.09)	(0.21)	0.15	0.56	0.06

Distributions:
Net Investment Income	(0.12)	(0.08)	(0.06)	(0.12)	(0.15)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.12)	(0.08)	(0.06)	(0.12)	(0.15)

Net Asset Value, at End of Year	$ 11.36	$ 12.57	$ 12.86	$ 12.77	$ 12.33

Total Return **	(8.68)%	(1.60)%	1.16%	4.56%	0.56%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 29,594	$ 62,964	$ 77,464	$ 33,952	$ 29,750
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	0.65%	0.59%	0.63%	0.89%	1.10%
Portfolio Turnover	12.76%	5.73%	13.72%	6.91%	2.84%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS N

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	3/31/2017	3/31/2016	3/31/2015	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Year	$ 12.26	$ 12.54	$ 12.50	$ 12.08	$ 12.16

Income From Investment Operations:
Net Investment Income *	0.07	0.04	0.05	0.08	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.16)	(0.27)	0.07	0.43	(0.05)
Total from Investment Operations	(1.09)	(0.23)	0.12	0.51	0.05

Distributions:
Net Investment Income	(0.05)	(0.05)	(0.08)	(0.09)	(0.13)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.05)	(0.05)	(0.08)	(0.09)	(0.13)

Net Asset Value, at End of Year	$ 11.12	$ 12.26	$ 12.54	$ 12.50	$ 12.08

Total Return **	(8.92)%	(1.86)%	0.96%	4.25%	0.45%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 22,251	$ 37,732	$ 49,709	$ 99,266	$ 116,935
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.39%	0.33%	0.36%	0.63%	0.83%
Portfolio Turnover	12.76%	5.73%	13.72%	6.91%	2.84%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND-CLASS R

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	3/31/2017	3/31/2016	3/31/2015	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Year	$ 12.58	$ 12.85	$ 12.80	$ 12.37	$ 12.35

Income From Investment Operations:
Net Investment Income *	0.04	0.01	0.01	0.05	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.19)	(0.24)	0.07	0.44	0.02
Total from Investment Operations	(1.15)	(0.23)	0.08	0.49	0.09

Distributions:
Net Investment Income	(0.01)	(0.04)	(0.03)	(0.06)	(0.07)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.01)	(0.04)	(0.03)	(0.06)	(0.07)

Net Asset Value, at End of Year	$ 11.42	$ 12.58	$ 12.85	$ 12.80	$ 12.37

Total Return **	(9.14)%	(1.82)%	0.60%	3.98%	0.77%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,487	$ 1,884	$ 1,686	$ 1,979	$ 2,459
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.15%	0.08%	0.12%	0.37%	0.59%
Portfolio Turnover	12.76%	5.73%	13.72%	6.91%	2.84%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor. The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 8, 2009, Class N shares September 10, 1999 and Class R shares December 28, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

In addition, U.S. Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2014-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums are amortized over the useful lives of the

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

respective securities.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Options - The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks and limited partnerships) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills are included in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2017:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 39,966,633	$ -	$ -	$ 39,966,633
Limited Partnership	1,445,146	-	-	1,445,146
Put Options Purchased	319,000	-	-	319,000
U.S. Government Obligation	6,992,755	-	-	6,992,755
Money Market Fund	4,657,590	-	-	4,657,590
	$ 53,381,124	$ -	$ -	$ 53,381,124

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended March 31, 2017. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

administrative services, and personnel needed by the Fund.  The Advisor receives a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2017, the Advisor earned a management fee of $432,546 for Class I, $284,376 for Class N, and $15,977 for Class R. The Fund owes the Advisor $41,869 for management fees as of March 31, 2017.

Administrative Fee - The Fund pays the Advisor an administration fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2017, the Advisor earned a fee of $48,601 for Class I, $35,147 for Class N and $1,974 for Class R.  The Fund owes the Advisor $4,918 at March 31, 2017 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2017, the Fund accrued $79,881 for Class N and $8,976 for Class R. The Fund owes the Advisor $5,688 at March 31, 2017 for distribution fees.

Related Party - Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2017, purchases and sales of investment securities, other than short-term investments and U.S. Government Securities, aggregated $7,664,937 and $41,468,605, respectively. Purchases and sales or maturities of U.S. Government Securities aggregated $33,915,428 and $45,984,283, respectively. Purchases and sales of options aggregated $14,380,271 and $6,176,241, respectively.

6.) DERIVATIVE TRANSACTIONS

The Fund had no outstanding written options at March 31, 2017.

As of March 31, 2017, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Contracts
Investments in securities	$ 319,000
Total Assets	$ 319,000

For the year ended March 31, 2017, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Contracts	Total
Put options	$ 782,340	$ 782,340
	$ 782,340	$ 782,340
Net realized gain (loss) on:	Equity Contracts	Total
Put options	$ (9,967,870)	$ (9,967,870)
	$ (9,967,870)	$ (9,967,870)

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2017, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total par value and paid in capital totaled $48,847,720.  Transactions in capital stock were as follows:

	Year ended March 31, 2017		Year ended March 31, 2016
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold	629,875	$ 7,422,513	1,115,210	$ 13,917,575
Shares issued in reinvestment of dividends	26,456	308,748	24,424	298,212
Shares redeemed	(3,062,744)	(36,140,562)	(2,153,487)	(26,964,560)
Net decrease	(2,406,413)	$(28,409,301)	(1,013,853)	$(12,748,773)

	Year ended March 31, 2017		Year ended March 31, 2016
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	222,464	$ 2,611,936	740,086	$ 9,055,000
Shares issued in reinvestment of dividends	10,348	118,274	11,523	137,244
Shares redeemed	(1,311,167)	(14,985,527)	(1,637,769)	(19,810,534)
Net decrease	(1,078,355)	$(12,255,317)	(886,160)	$ (10,618,290)

	Year ended March 31, 2017		Year ended March 31, 2016
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	40,726	$ 500,719	83,110	$ 1,027,995
Shares issued in reinvestment of dividends	122	1,432	486	5,948
Shares redeemed	(60,440)	(725,206)	(64,998)	(808,937)
Net increase (decrease)	(19,592)	$ (223,055)	18,598	$ 225,006

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2017, the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Undistributed ordinary income

$     26,869

Net Unrealized Appreciation

 20,147,007

Capital loss carryforwards:

Expiring 3/31/18

    (731,668)

Expiring 3/31/19

    (932,573)

Indefinite-short term

(14,025,208)

Total Distributable Earnings

$  4,484,427

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales, and the treatment of 1256 contracts.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred  after December 31st may be deferred and treated as occurring on the first day of the following year.  The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

As of March 31, 2017, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

Gross unrealized appreciation on investment securities	$ 20,180,872
Gross unrealized depreciation on investment securities	(33,865)
Net unrealized appreciation on investment securities	$ 20,147,007

Tax cost of investment securities, including short-term investments *	$ 33,234,117

*The difference between the book cost and tax cost of investments represents disallowed wash sales and mark-to-market on 1256 contracts for tax purposes.

The tax character of distributions paid during the years ended March 31, 2017 and 2016 are as follows:

Ordinary income:	March 31, 2017	March 31, 2016
Class I Shares	$ 354,008	$ 395,030
Class N Shares	120,994	146,221
Class R Shares	1,432	5,948
Total	$ 476,434	$ 547,199

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

9.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2017, UBS Financial Services, Inc., for the benefit of others, in aggregate, owned approximately 49% of the Fund and may be deemed to control the Fund.

11.) NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.  Management is currently evaluating the impact the amendments will have on the Fund’s financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

   of Forester Value Fund,

   a Series of the Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value Fund, (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments, as of March 31, 2017 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Forester Value Fund, a series of the Forester Funds, Inc., as of March 31, 2017 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 25, 2017

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

The Forester Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 through March 31, 2017

Actual	$1,000.00	$971.17	$4.87
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.00	$4.99

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 through March 31, 2017

Actual	$1,000.00	$970.16	$6.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Forester Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 through March 31, 2017

Actual	$1,000.00	$968.62	$7.36
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.45	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS & OFFICERS

MARCH 31, 2017 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 56	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than five years
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 58	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 57	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 57	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2017, by the Advisor.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2017 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 9, 2017 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 1.09% for 1186 funds in the Morningstar Large Value Category and 1.97% for 199 funds in the Long/Short Fund Category and 1.35% Discovery Fund expense ratio versus an average of 1.12% for 703 funds in Morningstar Foreign Large Blend Fund Category).

After discussion, the advisory agreement was renewed for another year.

This Page Was Left Blank Intentionally

Forester Discovery Fund

(INTLX)

 ANNUAL REPORT

MARCH 31, 2017

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY

MARCH 31, 2017 (UNAUDITED)

Dear Fellow Shareholder:

Fiscal 2017 was a disappointing year for the Discovery Fund relative to its respective benchmark, the MSCI ACWI Ex USA (All Country World Index).  However, we ended the fiscal year on a positive note and we are encouraged about performance going forward.

The Discovery Fund reported a return for the fiscal year ended March 31, 2017 of .19% versus the MSCI ACWI Ex USA of 13.13%.  The main driver for the underperformance was the cost of the put options and our cash allocation. Our equity-only portion of the portfolio also underperformed, returning 9.24% for the fiscal year and was a drag on overall performance for the fund.  Our equity underperformance was due to our over allocation in defensive sectors such as consumer staples, health care and utilities and our under-allocation to higher beta sectors such as materials, financials and technology.  Stock selection also negatively impacted performance as regulated utilities underperformed and consumer retail was hurt by changing trends in the industry.  Additionally, our overweight allocation to the U.K. relative to the index did not help our equity returns. Even though many of our U.K. stocks have exposure to the global economy they are impacted by the £(GBP)/$(USD) exchange rate because they are ADR securities.  The British pound depreciated 13% during the fiscal year due to fall out from the Brexit vote.  This caused U.K. stocks denominated in $USD to materially underperform their local shares and the ACWI Ex USA index.  We discuss the individual stock performance in more detail later in the report.

The Discovery Fund continues to use put options and cash to hedge our long exposure and to protect against downside risk.   At the beginning of the fiscal year 2017 we were concerned over a slowdown in China, global growth and political uncertainty in numerous countries.  We were hedged accordingly, using put options and cash to protect against these downside risks.  Our equities were also defensively positioned as we had large overweight allocations in defensive sectors and were underweight higher beta sectors.  Over the course of the fiscal year we became more optimistic on foreign stocks and global growth.  We have reduced our hedge position and have adjusted our sector allocations by adding new stocks in Energy and Financials.  We are encouraged that we are seeing improved PMI data in areas such as the Eurozone, UK and Japan.  Although it is early, we are starting to see sustained global earnings growth outside of the United States for the first time in several years.  Finally, while the global economy is not booming, it appears to be slowly ticking up.  The IMF recently raised its 2017 forecast to 3.5% and is expecting 3.6% global GDP growth in 2018, which would be the highest level since 2011. We believe international stocks are not screaming “cheap” anymore but continue to offer value vs. the United States and attractive opportunities remain in the market.

As we mentioned above, we ended the fiscal 2017 or Q1 17 on a positive note with the fund returning 4.71% for the quarter and our equity only portion returning 7.46%.  At this time, we continue to hedge the portfolio as we believe there continues to be material risks in the market and downside protection is warranted. We remain concerned about growth in China, political uncertainty in the United States and geopolitical risks around the world. Additionally, we would like to continue to see signs of improving revenue, earnings and GDP growth before adding material exposure to the market.

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

The Eurozone April PMI (Purchasing Managers’ Index) composite of 56.8 is the highest in 6 years.  Currently every Eurozone country represented by the index is above 50 except for Greece.  The PMI is a business confidence survey given to private sector manufacturing (60%) and services (40%) companies to identify whether business conditions have improved or deteriorated from the previous month. A score above 50 indicates economic expansion and a score below 50 signals economic contraction.  As illustrated in the chart below one can see the strong correlation between PMI and GDP growth in the Eurozone.  Typically as PMI falls below 50 the economy goes into recession or experiences negative GDP growth and as PMI rises above 50, the economy experiences positive growth.

Since the last Eurozone recession, only Greece continues to have negative GDP growth, but the country is expected to have positive GDP growth by the end of 2017. Aside from Greece, all of the southern European countries that brought the Eurozone into recession in 2013 have recovered and countries such as Spain and Portugal are experiencing strong GDP growth at around 3%.  Overall the Eurozone quarterly GDP growth has been steady the past couple of years averaging 1.6% to 2.0% y/y (.3% to .6% q/q).  However, the PMI composite increased by 3.8 points or 7% during this time.  Clearly, GDP growth has not caught up with the improvement in the PMI data.  The last time the PMI composite was at these levels back in 2010, the GDP growth in the Eurozone was growing in the mid 2% range.  While historically the Eurozone is not known for robust GDP growth, we are optimistic that it can regain above 2% GDP growth in the near term.  If the Eurozone is able to achieve improved GDP growth, we believe this will lead to better earnings and it will positively impact stock performance.

Markit Eurozone PMI and GDP

Markit Eurozone PMI
Eurozone GDP, q/q%
65
60
55
50
45
40
35
30
1.2
0.6
0.0
-0.6
-1.2
-1.8
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
GDP
PMI
Sources: IHS Markit, Eurostat.

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

Japan’s PMI composite is improving and is now around a three year high.  The PMI went from a contraction indicator at 48.9 in April 2016 to an expansion signal of 52.9 in March 2017. Unlike the Eurozone, Japan GDP growth has been following the PMI data upwards. At 1.6%, Q1 GDP growth it is the highest rate for Q1 in three years.

June 2016 to March 2017

Source: Bloomberg

In the UK we have seen a sharp uptick in PMI since the Brexit event; from a low of 47.4, (signaling contraction) to its current 56.2, indicating strong expansion. GDP is improving and growth is now above 2% y/y.  The IMF recently doubled their initial 2017 GDP estimate for the U.K., which was originally projected to be around 1%.

June 2016 to April 2017

Source: Bloomberg

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

The Eurozone, the UK, and Japan account for around 70% of the Forester Discovery Fund’s benchmark, the ACWI EX USA index. As the graph below illustrates, the improvement in PMIs have led to an uptick in EPS growth.  The last time EPS growth was this high was in 2011 when global GDP growth was close to 4% y/y.  We believe this improvement in earnings positively impacted stock performance.

Source: Bloomberg

Since the ACWI EX USA index started experiencing EPS growth, the ACWI index is up around 20% on a total return basis. Unlike the S&P 500, the index is off 30% from its all time highs in 2007.  We continue to think the international market offers value compared to the U.S. market.

ACWI EX USA ($USD)

Source: Bloomberg

THE FORESTER DISCOVERY FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

STOCK PERFORMANCE

As mentioned above, the fund’s equities had a challenging year, returning +3.75% in the 12 months that ended March 31, 2017. The drivers were HSBC (+40.44%) and Siemens (+33.39%) on the upside and Michael Kors (-28.80%), and Teva (-15.64%) on the downside.

HSBC

The bank stocks, including HSBC performed well this year with the prospect of better economic growth and higher interest rates.  After a dramatic sell off following the Brexit vote, the UK banks in particular performed quite well as the worst fears about leaving the European Union diminished. HSBC also experienced strong growth the last two quarters and growth is expected to be positive in 2017 for the first time in three years. The increased revenue improved the outlook for further share buy backs, which also helped stock performance.

Siemens

The company experienced better than expected earnings which led management to increase guidance for the year.  Siemens benefited from a recovery in oil spending and increased demand for natural gas generation turbines.  Later in the year Siemens announced that it was spinning off its healthcare unit, which was received positively by the market.

Michael Kors

These shares came under pressure due to weak trends in US department stores. The company has decided to pull back their exposure to that channel, which will be a headwind to revenues over the next year.  Although the stock is very cheap (P/E of 9.3) and they have growth opportunities in Europe and Asia, the headwind from reducing exposure to US department stores should be significant. We opted to sell the position in March.

Teva

The market was concerned that Teva would lose a key patent on it Copaxone drug.  If the drug company lost the patent we expected sharp cuts to EPS guidance.  We decided to sell the position on 10/11/16 as we felt the risk reward trade off was not attractive.  This turned out to be the right move as Teva did lose its patent and the stock sold off another -24% after we exited the position.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

THE FORESTER DISCOVERY FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

 AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2017 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	0.19%	2.16%	4.13%	3.52%	$18,314
MSCI ACWI Ex USA Index	13.13%	4.36%	1.35%	4.00%	$19,909

Comparison of the Change in Value of a $10,000 Investment in the Forester Discovery Fund and the MSCI ACWI Ex USA Index.

$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Sep-16
Mar-17
Discovery
MSCI ACWI Ex USA
MSCI EAFE

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

Financial Services
17.15%
Health Care
9.37%
Industrial Goods
3.97%
Technology
4.06%
Telecommunications
6.02%
Utilities
5.28%
Options
0.01%
U.S. Government
Obligations
9.71%
Money Market Fund
12.63%
Consumer Discretionary
10.32%
Consumer Staples
13.90%
Energy
7.58%

Sectors are categorized using Global Industry Classification Standard (GICS).

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

Shares		Value

COMMON STOCKS - 77.00%

Consumer Discretionary - 10.24%
8,030	Michelin ADR	$ 194,727
10,160	Publicis Groupe SA ADR	177,394
5,300	Volkswagen AG ADR	158,947
		531,068
Consumer Staples - 13.78%
1,555	Diageo Plc. ADR	179,727
3,970	Imperial Brands Group Plc. ADR	196,118
4,740	Svenska Cellulosa AB ADR	153,149
3,770	Unilever Plc. ADR	186,012
		715,006
Energy - 7.51%
3,910	BP Plc. ADR	134,973
4,900	Statoil ASA ADR	84,182
2,700	Suncor Energy, Inc. (Canada)	83,025
1,740	Total SA ADR	87,731
		389,911
Financial Services - 17.01%
1,100	AON Plc. (United Kingdom)	130,559
5,650	AXA Group ADR	145,261
3,180	HSBC Holdings Plc. ADR	129,808
4,120	Prudential Plc. ADR	174,523
14,390	Society Generale ADR	145,195
3,140	The Toronto-Dominion Bank NY (Canada)	157,283
		882,629
Health Care - 9.29%
3,200	Astrazeneca Plc. ADR	99,648
4,630	GlaxoSmithKline Plc. ADR	195,201
4,140	Sanofi ADR	187,335
		482,184
Industrial Goods - 3.93%
2,980	Siemens AG ADR	204,130

Technology - 4.03%
2,130	SAP AG ADR	209,102

Telecommunications - 5.97%
9,200	KT Corp. ADR *	154,836
3,620	Nippon Telegraph & Telephone Corp. ADR *	155,081
		309,917

* Non-income producing security during the period.

ADR- American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2017

Shares		Value

Utilities - 5.24%
2,090	National Grid Plc. ADR	$ 132,673
14,540	Red Electrica de España SA ADR	139,002
		271,675

TOTAL FOR COMMON STOCKS (Cost $3,206,187) - 77.00%		3,995,622

PUT OPTIONS PURCHASED - 0.01%

Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price	Value

	iShares MSCI EAFE ETF
30,000	4/21/2017 Put @ $57.00	300

TOTAL FOR PUT OPTIONS PURCHASED (Premiums Paid $8,325) - 0.01%		300

U.S. GOVERNMENT OBLIGATION - 9.63%

Par Value		Value

500,000	U.S. Government Treasury Bill, 5/25/2017, 0.00%	499,483

TOTAL FOR U.S. GOVERNMENT OBLIGATION (Cost $499,563) - 9.63%		499,483

Shares		Value

MONEY MARKET FUND - 12.53%
650,076	Morgan Stanley Institutional Liquidity Fund Treasury Portfolio 0.59% **	650,076

TOTAL FOR MONEY MARKET FUND (Cost $650,076) - 12.53%		650,076

TOTAL INVESTMENTS (Cost $4,364,151) - 99.17%		5,145,481

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.83%		42,993

NET ASSETS - 100.00%		$ 5,188,474

** Variable rate security; the coupon rate shown represents the yield at March 31, 2017.

ADR- American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

Assets:
Investments in Securities, at Value (Cost $4,364,151)	$ 5,145,481
Receivables:
Shareholder Subscriptions	28,824
Dividends and Interest	20,234
Total Assets	5,194,539

Liabilities
Due to Advisor	4,532
Administrative Fees	1,533
Total Liabilities	6,065

Net Assets	$ 5,188,474

Net Assets Consist of:
Paid In Capital	$ 4,873,258
Accumulated Undistributed Net Investment Income	5,679
Accumulated Realized Loss on Investments	(471,793)
Unrealized Appreciation in Value of Investments	781,330
Net Assets, for 382,327 Shares Outstanding (with par value of $0.0001 per share)	$ 5,188,474

Net Asset Value Per Share	$ 13.57

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

STATEMENT OF OPERATIONS

For the year ended March 31, 2017

Investment Income:
Dividends (net of $14,047 of foreign tax withheld)	$ 130,930
Interest	7,867
Total Investment Income	138,797

Expenses:
Advisory Fees	68,090
Administration Fees	23,831
Total Expenses	91,921

Net Investment Income	46,876

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss):
Investments	41,541
Options	(355,314)
(313,773)

Change in Unrealized Appreciation (Depreciation) on:
Investments	166,103
Options	26,997
193,100

Net Realized and Unrealized Loss on Investments	(120,673)

Net Decrease in Net Assets Resulting from Operations	$ (73,797)

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2017	3/31/2016
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 46,876	$ 14,514
Net Realized Gain (Loss) on Investments and Options	(313,773)	19,836
Unrealized Appreciation (Depreciation) on Investments and Options	193,100	(14,714)
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,797)	19,636

Distributions to Shareholders:
Net Investment Income	(42,088)	(15,361)
Realized Gains	-	-
Total Distributions Paid to Shareholders	(42,088)	(15,361)

Capital Share Transactions	(2,138,288)	188,323

Total Increase (Decrease)	(2,254,173)	192,598

Net Assets:
Beginning of Year	7,442,647	7,250,049

End of Year (Including Undistributed Net Investment Income of $5,679 and $891, respectively)
	$5,188,474	$7,442,647

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period:

	Years Ended
	3/31/2017	3/31/2016	3/31/2015	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Year	$ 13.63	$ 13.67	$ 14.34	$ 13.32	$ 12.86

Income From Investment Operations:
Net Investment Income *	0.09	0.03	0.01	0.08	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.07)	(0.03)	(0.18)	1.00	0.46
Total from Investment Operations	0.02	0.00	(0.17)	1.08	0.50

Distributions:
Net Investment Income	(0.08)	(0.04)	(0.09)	(0.06)	(0.04)
Realized Gains	-	-	(0.41)	-	-
Total from Distributions	(0.08)	(0.04)	(0.50)	(0.06)	(0.04)

Net Asset Value, at End of Year	$ 13.57	$ 13.63	$ 13.67	$ 14.34	$ 13.32

Total Return **	0.19%	(0.03)%	(1.13)%	8.15%	3.88%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,188	$ 7,443	$ 7,250	$ 7,643	$ 14,274
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.23%	0.10%	0.62%	0.33%
Portfolio Turnover	12.63%	10.22%	9.73%	17.49%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(1) ORGANIZATION

Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999. Forester Capital Management, Ltd. (the “Advisor”) serves as the Fund’s investment advisor.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

SECURITY VALUATION

All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax provision is required.

In addition, U.S. Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2014-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.  Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

OPTIONS

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

Derivative instruments (put and call options) - Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2017:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 3,995,622	$ -	$ -	$ 3,995,622
Put Option Purchased	-	300	-	300
U.S. Government Obligations	499,483	-	-	499,483
Money Market Fund	650,076	-	-	650,076
	$ 5,145,181	$ 300	$ -	$ 5,145,481

The Fund did not hold any level 3 assets during the year ended March 31, 2017. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

(4) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2017, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  Under the Advisory Agreement, the Advisor, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to directors who are not interested persons of the Advisor).  As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended March 31, 2017, the Advisor earned $68,090 for Advisory services.  The Fund owed the Advisor $4,532 for advisory fees at March 31, 2017.

ADMINISTRATIVE AGREEMENT

For the year ended March 31, 2017, Forester Capital Management, Ltd. provided the Fund with administrative services.  As an administrator, the Advisor oversees the fund accountant and transfer agent.  For this service the Advisor receives a monthly fee at the annual rate of 0.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2017, the Advisor earned $23,831 for administrative services.  The Fund owed the Advisor $1,533 for administration fees at March 31, 2017.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.  This expense is limited to 0.25% of the Fund's average net assets.  The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Fund would have available sufficient resources to pay third parties who provide eligible services to the Fund.

RELATED PARTY

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company. Mr. Forester receives benefits from the Advisor resulting from management fees and administration fees paid to the Advisor by the Fund.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments and U.S. Government Securities, aggregated $594,686 and $1,676,716, respectively, for the year ended March 31, 2017. Purchases and sales of U.S. Government Securities aggregated $2,992,317 and $4,097,594, respectively, for the year ended March 31, 2017.  Purchases and sales of options aggregated $625,640 and $300,023, respectively, for the year ended March 31, 2017.

(6) DERIVATIVES TRANSACTIONS

The Fund had no outstanding written options at March 31, 2017.

As of March 31, 2017, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Contracts
Investments in securities	$ 300
Total Assets	$ 300

For the year ended March 31, 2017, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Contracts	Total
Put options	$ 26,997	$ 26,997

Net realized gain (loss) on:	Equity Contracts	Total
Put options	$ (355,314)	$ (355,314)

(7) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2017, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total paid in capital totaled $4,873,258. Transactions in capital stock were as follows:

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Amount	Shares	Amount
Shares sold	107,928	$ 1,453,073	213,378	$ 2,903,768
Shares issued in reinvestment of dividends	3,242	41,827	1,119	15,256
Shares redeemed	(274,913)	(3,633,188)	(198,909)	(2,730,701)
Net increase (decrease)	(163,743)	$(2,138,288)	15,588	$ 188,323

(8) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of March 31, 2017 the Fund's most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Post-October capital loss

$    (41,790)

Undistributed ordinary income

          5,679

Net Unrealized Appreciation

      777,661

Capital loss carryforwards:

Indefinite - short term

    (306,658)

Indefinite - long term

    (119,676)

Total Distributable Earnings

 $   315,216

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

As of March 31, 2017, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investments	$ 916,386
Gross unrealized depreciation on investments	(138,725)
Net unrealized appreciation on investments	$ 777,661

Tax cost of investments, including short-term investments (a)	$ 4,367,820

(a) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2017

The tax character of distributions paid during the year ended March 31, 2017, and the year ended March 31, 2016 is as follows:

	March 31, 2017	March 31, 2016
Ordinary income	$ 42,088	$ 15,361

(9) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(10) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2017, Charles Schwab & Co., Inc. and National Financial Service Corp., on behalf of others, each owned approximately 35% and 33%, respectively, of the Fund.

(11) NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.  Management is currently evaluating the impact the amendments will have on the Fund’s financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Forester Discovery Fund,

  a Series of the Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Forester Discovery Fund, (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments, as of March 31, 2017, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Forester Discovery Fund, a series of the Forester Funds, Inc., as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 25, 2017

THE FORESTER DISCOVERY FUND

EXPENSE ILLUSTRATION

MARCH 31, 2017 (UNAUDITED)

 Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2016 through March 31, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2016	March 31, 2017	October 1, 2016 through March 31, 2017

Actual	$1,000.00	$1,007.06	$6.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.20	$6.79

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE FORESTER DISCOVERY FUND

DIRECTORS & OFFICERS

MARCH 31, 2017 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 56	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than 5 years.
Stanley Simpson 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 58	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 57	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 57	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2017, from the Advisor.

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2017 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 9, 2017 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

•

the nature, extent and quality of the services provided by the Adviser

•

the investment performance of the Funds

•

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

•

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

•

the expense ratios of the Funds

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION (CONTINUED)

MARCH 31, 2017 (UNAUDITED)

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 1.09% for 1186 funds in the Morningstar Large Value Category and 1.97% for 199 funds in the Long/Short Fund Category and 1.35% Discovery Fund expense ratio versus an average of 1.12% for 703 funds in Morningstar Foreign Large Blend Fund Category).

After discussion, the advisory agreement was renewed for another year.

This Page Was Left Blank Intentionally

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2017

$  20,000

FY 2016

$  20,400

(b)

Audit-Related Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2017

$ 4,000

FY 2016

$ 4,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2017

$ 0

FY 2016

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2017, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date June 2, 2017